                           OPPENHEIMER GLOBAL FUND
                    Supplement dated March 31, 2003 to the
         Statement of Additional Information dated November 22, 2002

      The Statement of Additional Information is changed as follows:

1.    The supplement dated March 4, 2003 is replaced with this supplement.

2.    The section  captioned "Other  Investment  Techniques and Strategies" is amended as follows:

a.    The first sentence under the caption  "Futures" on page 11 is revised to read as follows:

          "Futures.  The Fund can buy and sell  futures  contracts  that relate to (1) broadly-based  stock indices (these are referred
          to  as  "stock  index  futures"),   (2)  an  individual  stock
          ("single  stock   futures"),   (3)  bond  indices  (these  are
          referred  to as "bond  index  futures"),  (4) debt  securities
          (these are referred to as "interest  rate  futures"),  and (5)
          foreign   currencies   (these  are  referred  to  as  "forward
          contracts")."

b.    The  following  is added to the end of the  third  paragraph  under  the
       "Futures" caption:

          "Similarly,  a single  stock  future  obligates  the seller to deliver  (and  the  purchaser  to  take)  cash or a  specified equity  security  to settle the  futures  transaction.  Either party  could also enter into an  offsetting  contract to close out  the  position.  Single  stock  futures  trade  on a  very limited  number of  exchanges,  with  contracts  typically not fungible among the exchanges."

c.    The third  paragraph  under the caption  "Buying and Selling  Options on
      Foreign Currencies" on page 15 is revised to read as follows:

          "A call the Fund writes on a foreign  currency is "covered" if the Fund owns the underlying  foreign  currency covered by the call or has an absolute  and  immediate  right to acquire that foreign currency without  additional cash consideration (or it can do so for additional cash consideration  identified on its books) upon  conversion or exchange of other foreign  currency held in its portfolio."

d.    The last sentence of the fourth  paragraph under the caption "Buying and
      Selling Options on Foreign Currencies" is revised to read as follows:

          "In  those  circumstances,  the  Fund  covers  the  option  by identifying on its books cash, U.S.  government  securities or other  liquid  securities  in an amount  equal to the exercise price of the option."

e.    The first  sentence of the sixth  paragraph  under the caption  "Forward
      Contracts" on page 17 is revised to read as follows:

          "The Fund will  cover its short  positions  in these  cases by identifying  on its books liquid  assets  having a value equal to  the  aggregate  amount  of  the  Fund's  commitment  under forward contracts."

3.    The section  captioned  "Board of Trustees and Oversight  Committees" on page 26 is amended as follows:

    a. The second  sentence  of the  second  paragraph  under that  caption is revised to read:

          "The  members of the Audit  Committee  are Kenneth A.  Randall
          (Chairman) and Edward Reagan."

   b. The first sentence of the third  paragraph under that caption is revised to read:

          "The  members  of the  Study  Committee  are  Robert  G.  Galli
          (Chairman), Elizabeth Moynihan and Joel Motley."

4.    Effective  December 31, 2002,  Mr. Leon Levy retired as a Trustee of the
    Fund and Mr.  Clayton  Yeutter  was  elected  as  Chairman  of the  Board, effective  January  1,  2003.  Effective  March  31,  2003,  Mr.  Benjamin
    Lipstein  retired as a Trustee.  Therefore,  the  Statement of  Additional
    Information  is revised by deleting  the  biography  for Messrs.  Levy and
    Lipstein  on  page  28 and  by  adding  the  following  to  Mr.  Yeutter's biography: "Chairman of the Board of Trustees."

5.    In the Trustee  compensation  table on page 33, the title of  "Chairman"
    after Mr.  Levy's  name is deleted  and the title of  "Chairman"  is added after Mr.  Yeutter's  name. In addition,  the following  footnote is added following the names of Messrs. Levy, Lipstein and Yeutter:

       7. Effective  January 1, 2003, Mr. Yeutter became Chairman of the
          Board of Trustees of the Board I Funds upon the  retirement of
          Mr. Levy.  Effective March 31, 2003, Mr.  Lipstein  retired as a Trustee.

March 31, 2003                                                    PX330.008